SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 31, 2002
                                                 ---------------


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      California                     333-67670                33-0974533
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
--------------------------------------------------------------------------------
            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

         a.      Financial Statements of Businesses Acquired

                 Inapplicable.

         b.      Proforma Financial Information

                 Proforma Balance Sheet, March 31, 2002
                 Notes to Proforma Balance Sheet

         c.      Exhibits

         10.1 Amended and Restated Agreement Of Limited Partnership Of Mendota I Limited Partnership

         -----------------

                                  WNC HOUSING TAX CREDIT FUND VI, L.P., Series 9
                                        (A California Limited Partnership)
                                         UNAUDITED PROFORMA BALANCE SHEET
                                                 March 31, 2002


                                                     ASSETS

                                                       Historical               Proforma                 Proforma
                                                        Balance                Adjustments               Balance
                                                    -----------------       ------------------       -----------------
Cash and cash equivalents                           $      1,221,805        $       1,899,650        $
                                                                                     (196,850)
                                                                                     (519,000)              2,405,605

Subscription and notes receivable                            364,026                  519,000                 883,026

Investment in limited partnerships                           173,781                3,236,413
                                                                                      196,850               3,607,044
                                                    -----------------       ------------------       -----------------
                                                    $      1,759,612        $       5,136,063        $      6,895,675
                                                    =================       ==================       =================


                                      LIABILITIES AND PARTNERS' EQUITY (DEFICIT)

Liabilities:
  Due to limited partnerships                       $              -        $       3,236,413        $      3,236,413

  Accrued fees and expenses due to
   general partner and affiliates                            228,940                        -                 228,940
  Other liabilities                                            6,900                                            6,900
                                                                                            -
                                                    -----------------       ------------------       -----------------
                                                             235,840                3,236,413               3,472,253
                                                    -----------------       ------------------       -----------------

Partners' equity (deficit):
  General partner                                                 92                   (2,854)                 (2,762)
  Limited partners (25,000 units
    authorized and 1,933 units issued and
    outstanding at March 31, 2002)                         1,523,680                1,902,504               3,426,184
                                                    -----------------       ------------------       -----------------
              Total partners' equity                       1,523,772                1,899,650               3,423,422
                                                    -----------------       ------------------       -----------------
                                                    $      1,759,612        $       5,136,063     $         6,895,675
                                                    =================       ==================       =================




                                                          Unaudited
                                      See Accompanying Notes to Proforma Balance Sheet

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9
                       (A California Limited Partnership)

                    NOTES TO UNAUDITED PROFORMA BALANCE SHEET

                                 March 31, 2002


NOTE 1 - GENERAL

The information contained in the following notes to the unaudited proforma balance sheet is condensed from that which appears in the historical audited annual financial statements. Accordingly, this unaudited proforma balance sheet should be reviewed in conjunction with the audited financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund VI, L.P., Series 9 financial statements dated May 29, 2002 included in the Form 10 K filed with the Securities and Exchange Commission on June 6, 2002. WNC Housing Tax Credit Fund VI, L.P., Series 9 is referred to in these notes as the "Partnership."

The five limited partnerships, (seven apartment complexes), were under construction or rehabilitation during the period presented and had de minimus operations. Accordingly, the proforma statement of operations has not been presented. The Partnership will use the equity method of accounting to account for its investments in these local limited partnerships.

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

As of March 31, 2002, the Partnership had acquired no limited partnership interests. Subsequent to March 31, 2002, the Partnership has acquired an interest in five limited partnerships: Byhalia Estates, L.P. a Mississippi limited partnership, (BYHALIA), Parker Estates, L.P., a Mississippi limited partnership, (PARKER), Preservation Partners III, Limited Partnership, an Illinois limited partnership (PRESERVATION III), Saw Mill Creek II Limited Dividend Housing Association Limited Partnership, a Michigan limited partnership (SAW MILL CREEK II), and Mendota I, L.P., an Illinois limited Partnership (MENDOTA). Except for MENDOTA, each of the foregoing owns one apartment complex. MENDOTA owns three apartment complexes: Kingsfield Apartments, Morris Family Apartments and Westridge Family Apartments. These five investments commit the Partnership to capital contributions as follows:


              BYHALIA                              $              244,482
              PARKER                                              328,465
              PRESERVATION III                                    578,877
              MENDOTA I                                         1,701,703
              SAW MILL CREEK II                                   382,886
                                                   -----------------------

              TOTAL                                $            3,236,413
                                                   =======================

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9
                       (A California Limited Partnership)

              NOTES TO UNAUDITED PROFORMA BALANCE SHEET - CONTINUED

                                 March 31, 2002


NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS (Continued)
---------------------------------------------

In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnerships discussed above were acquired at March 31, 2002. The first adjustment to cash and the adjustment to partners' equity of $1,899,650 reflects the net proceeds from April 1 to May 31, 2002 from issuance of 2,195 units of limited partners' capital ($2,195,000 less commissions and offering costs of $285,350 and capital contributions payable of $10,000). The second adjustment to cash and the second adjustment to investment in limited partnerships reflects the acquisition fees and costs from the proceeds raised from April 1 to May 31, 2002. The third adjustment to cash reflects increase in subscriptions receivable. The adjustment to investment in limited partnerships and the first adjustment to due to limited partnerships of $3,236,413 reflects the Partnership's acquisition of the five limited partnership interests as if the Partnership's date of acquisition was March 31, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9

Date: August 9, 2002             By:    WNC &  Associates, Inc.,
                                        General Partner

                                        By:    /s/ DAVID N. SHAFER
                                               -------------------
                                               David N. Shafer,
                                               Executive Vice President

                                  EXHIBIT INDEX

     Exhibit
     Number      Description

     10.1 Amended and Restated Agreement Of Limited Partnership Of Mendota I Limited Partnership

                 ------------------------